Exhibit 99.1
Cyxtera Announces First Quarter 2022 Results
Miami, FL – May 12, 2022 – Cyxtera (NASDAQ: CYXT), a global leader in data center colocation and interconnection services, today released financial results for the quarter ended March 31, 2022.

“As we launch into our second year as a publicly traded company, we’re excited to report another strong quarter of results to start 2022,” said Nelson Fonseca, Cyxtera’s Chief Executive Officer. “The solid growth our team delivered serves as further validation of our strategy to continuously drive innovation that makes our data centers easier to consume for our customers across our global footprint. As we continue to invest in our business, both from a geographic and a product perspective, we look forward to delivering solid results throughout the rest of the year and beyond.”
Q1 2022 Financial Highlights
•Total revenue increased by $9.5 million, or 5.5% year over year, to $182.4 million in the first quarter.
•Recurring revenue increased by $9.0 million, or 5.5% year over year, to $173.7 million in the first quarter.
•Core revenue increased by $9.7 million, or 6.2% year over year, to $165.9 million in the first quarter.
•Net Loss of $40.9 million in the quarter; Transaction Adjusted EBITDA[1] increased by $2.5 million, or 4.5% year over year, to $58.6 million in the first quarter, principally due to higher revenue partially offset by higher SG&A.
Business Highlights
•Average monthly Core churn of 1.0% in the first quarter remained flat with the same quarter of last year.
•Stabilized occupancy of 70.5% at first quarter-end 2022, an increase of 320 basis points from Q1 2021.
•Continued to de-lever the balance sheet with Q1 2022 net financial leverage of 3.6x, a decrease from 5.6x as of Q1 2021.
•Signed partnership agreement with Sify Technologies to enter Indian market and support our customers’ expansion needs.
•Joined the iMasons Climate Accord as we continue our ESG journey.

“We are pleased with our team’s high-level execution of Cyxtera’s plan in this environment, which resulted in another strong quarter for the company and gives us confidence to reaffirm guidance for the year,” said Carlos Sagasta, Cyxtera’s Chief Financial Officer. “We continue to see good returns on the investments we’re making to ensure we’re meeting our customers’ needs, while also making progress on strengthening our balance sheet. We believe that our deliberate actions to enhance the company’s overall financial footing positions us well to continue funding our growth as we work to achieve solid results throughout the rest of 2022.”
2022 Outlook

Cyxtera reaffirmed its full-year 2022 guidance; details are summarized in the table below.

2022 Guidance
($ in millions)
	2021 Results	2022 Guidance	Y/Y % Change
Revenue	$703.7	$730 - $760	4% - 8%
Transaction Adjusted EBITDA	$224.4	$235 - $253	5% - 13%
Maintenance Capital Expenditures	$21.3	$26 - $28	22% - 32%
% of Revenue	3.0%	3.6% - 3.7%	60 bps - 70 bps
Expansion Capital Expenditures	$67.3	$102 - $127	52% - 89%

Q1 2022 Results Conference Call and Replay Information

Cyxtera will host a conference call and webcast to discuss its quarterly results for the period ended March 31, 2022 on Thursday, May 12, 2022, at 8:30 AM Eastern Time. The live webcast of the call can be accessed at the Cyxtera Investor Relations website at http://ir.cyxtera.com/ along with the Company’s earnings press release and earnings presentation designed to accompany the discussion of the financial results. Participants can also register for the webcast at https://www.incommglobalevents.com/registration/q4inc/10827/cyxtera-q1-2022-earnings-call/.

The U.S. dial-in for the call is 1-844-200-6205 (1-929-526-1599 for non-U.S. callers); access code 322874. A replay of the conference call will be available until May 19, 2022, at 11:59 p.m. Eastern Time, while an archived version of the webcast will be available on Cyxtera’s Investor Relations website for one year. The U.S. dial-in for the conference call replay is 1-866-813-9403 (+44-204-525-0658). The replay access code is 023551.
Investor Presentation and Supplemental Financial Information
Concurrently with holding its conference call, Cyxtera will make available on its website a presentation designed to accompany the discussion of the company’s financial results along with supplemental financial information. When available, the presentation and supplemental financial information can be accessed on the Cyxtera Investor Relations website at http://ir.cyxtera.com/.
1 A complete reconciliation of Net Loss to Transaction Adjusted EBITDA is included in the financial tables included in this release.

Upcoming Conferences and Events
•Nareit REITWeek 2022 Investor Conference
•KeyBanc Technology Leadership Forum
•Cowen 8th Annual Communications Infrastructure Summit

About Cyxtera
Cyxtera is a global leader in data center colocation and interconnection services. The company operates a footprint of 61 data centers in 28 markets around the world, providing services to more than 2,300 leading enterprises and U.S. federal government agencies. Cyxtera brings proven operational excellence, global scale, flexibility, and customer-focused innovation together to provide a comprehensive portfolio of data center and interconnection services. For more information, please visit www.cyxtera.com.
Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of the federal securities laws. Forward- looking statements contained in this press release include statements concerning Cyxtera’s estimated financial performance for 2022. Because forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Cyxtera’s control. Actual results and conditions (financial or otherwise) may differ materially from those indicated in the forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results and conditions to differ materially from those indicated in the forward-looking statements, including, but not limited to, the effects of the COVID-19 pandemic on Cyxtera’s business or future results, including supply chain disruptions; increases in interest rates; fluctuations in energy prices; fluctuations in foreign currency exchange rates in the markets in which Cyxtera operates internationally; inflation; prolonged power outages, shortages or capacity constraints; physical and electronic security breaches and cyber-attacks, which could disrupt Cyxtera’s operations; any failure of Cyxtera’s physical infrastructure or negative impact on its ability to provide its services, or damage to customer infrastructure within its data centers; inadequate or inaccurate external and internal information, including budget and planning data, which could lead to inaccurate financial forecasts and inappropriate financial decisions; Cyxtera’s fluctuating operating results; Cyxtera’s ability to maintain its credit ratings; Cyxtera’s government contracts, which are subject to early termination, audits, investigations, sanctions and penalties; Cyxtera’s reliance on third parties to provide internet connectivity to its data centers; the incurrence of goodwill and other intangible asset impairment charges, or impairment charges to Cyxtera’s property and equipment, which could result in a significant reduction to its earnings; Cyxtera’s ability to access external sources of capital on favorable terms or at all, which could limit Cyxtera’s ability to execute its business and growth strategies; the requirements of being a public company, including maintaining adequate internal controls over financial and management systems; Cyxtera’s ability to manage its growth; volatility of the market price of Cyxtera’s Class A common stock; future sales, or the perception of future sales, of Cyxtera Class A common stock by existing securityholders in the public market, which could cause the market price for Cyxtera’s Class A common stock to decline; and Cyxtera’s ability to use its United States federal and state net operating losses to offset future United States federal and applicable state taxable income may be subject to certain limitations that could accelerate or permanently increase taxes owed. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the “Risk Factors” disclosed in Cyxtera’s filings with the Securities and Exchange Commission (“SEC”) from time to time. There may be additional risks that Cyxtera does not presently know or that it currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Cyxtera’s expectations, plans or forecasts of future events and views as of the date of this press release. Accordingly, you should not place undue reliance upon any such forward-looking statements in this press release. Neither Cyxtera nor any of its affiliates assume any obligation to update this press release, except as required by law.

Statement Regarding Non-GAAP Financial Measures
This press release contains Transaction Adjusted EBITDA, which is a supplemental measure that is not required by, or presented in accordance with, accounting principles generally accepted in the United States (“GAAP”). Transaction Adjusted EBITDA represents the measure of EBITDA disclosed to SVAC in connection with its consideration of the business combination transaction between Starboard Value Acquisition Corp. (“SVAC”) and Cyxtera. Cyxtera defines Transaction Adjusted EBITDA as net income (loss) before the following items: depreciation and amortization, interest and other expenses, net, income tax expense (benefit), equity-based compensation, straight-line rent adjustment, amortization of favorable / unfavorable leasehold interest & asset retirement obligation accretion, stand-up separation & other, restructuring costs & other, and change in fair value of warrant liabilities. As a Non-GAAP financial measure, Transaction Adjusted EBITDA excludes items that are significant in understanding and assessing Cyxtera’s financial results or position. Therefore, this measure should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Cyxtera’s presentation of this measure may not be comparable to similarly-titled measures used by other companies. You should review Cyxtera’s unaudited financial statements and the reconciliation of the non-GAAP financial measures included in this press release to the most directly comparable GAAP financial measures provided in this release and not rely on any single financial measure to evaluate Cyxtera’s business.

This press release also includes certain projections of non-GAAP financial measures concerning Cyxtera. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, Cyxtera is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included.

CYXTERA TECHNOLOGIES, INC.
Consolidated Balance Sheets
(unaudited, in millions, except share information)

	March 31, 2022	December 31, 2021
Assets:
Current assets:
Cash	$60.1	$52.4
Accounts receivable, net of allowance of $0.0 and $0.3, respectively	27.7	18.3
Prepaid and other current assets	35.1	37.5
Total current assets	122.9	108.2

Property and equipment, net	1,663.5	1,530.8
Operating lease right-of-use assets	280.3	—
Goodwill	760.5	761.7
Intangible assets, net	472.0	519.8
Other assets	16.9	16.7
Total assets	$3,316.1	$2,937.2

Liabilities and shareholders’ equity:
Current liabilities:
Accounts payable	$60.2	$57.9
Accrued expenses	64.1	65.3
Current portion of operating lease liabilities	32.4	—
Current portion of long-term debt, finance leases and other financing obligations	51.0	50.3
Deferred revenue	62.3	60.7
Other current liabilities	9.2	10.0
Total current liabilities	279.2	244.2

Operating leases liabilities, net of current portion	308.6	—
Long-term debt, net of current portion	857.8	896.5
Finance leases and other financing obligations, net of current portion	1,075.8	937.8
Deferred income taxes	33.9	29.9
Warrant liabilities	—	64.7
Other liabilities	67.2	158.2
Total liabilities	2,622.5	2,331.3

Shareholders’ equity:
Preferred Stock, $0.0001 par value; 10,000,000 shares authorized; none issued and outstanding	—	—
Class A common stock, $0.0001 par value; 500,000,000 shares authorized; 178,566,352 and 166,207,190 shares issued and outstanding as of March 31, 2022, and December 31, 2021, respectively	—	—
Additional paid-in capital	1,949.1	1,816.5
Accumulated other comprehensive income	6.8	10.8
Accumulated deficit	(1,262.3)	(1,221.4)
Total shareholders’ equity	693.6	605.9
Total liabilities and shareholders’ equity	$3,316.1	$2,937.2

CYXTERA TECHNOLOGIES, INC.
Consolidated Statements of Operations
(unaudited, in millions, except for share information)

	Three Months Ended March 31,
	2022	2021
Revenues	$182.4	$172.9
Operating costs and expenses
Cost of revenues, excluding depreciation and amortization	98.0	98.4
Selling, general and administrative expenses	31.3	27.6
Depreciation and amortization	62.3	60.6
Restructuring, impairment, site closures and related costs	1.3	8.1
Total operating costs and expenses	192.9	194.7

Loss from operations	(10.5)	(21.8)
Interest expense, net	(38.6)	(43.2)
Other income (expenses), net	0.5	(0.5)
Change in fair value of warrant liabilities	11.8	—
Loss from operations before income taxes	(36.8)	(65.5)
Income tax (expense) benefit	(4.1)	12.9
Net loss	$(40.9)	$(52.6)

Loss Per Share
Basic and diluted	$(0.23)	$(0.47)

Weighted average number of shares outstanding
Basic and diluted	175,182,160	111,351,414

CYXTERA TECHNOLOGIES, INC.
Consolidated Statements of Cash Flows
(unaudited, in millions)

	Three Months Ended March 31,
	2022	2021
Net loss	$(40.9)	$(52.6)
Cash flows from operating activities:
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	62.3	60.6
Restructuring, impairment, site closures and related costs	—	2.0
Amortization of favorable/unfavorable leasehold interests, net	—	1.1
Amortization of debt issuance costs and fees, net	1.0	1.4
Equity-based compensation	3.4	1.9
Reversal of doubtful accounts	(0.3)	(0.2)
Deferred income taxes	4.1	(12.9)
Change of fair value of warrant liabilities	(11.8)	—
Non-cash interest expense, net	3.0	2.4
Changes in operating assets and liabilities, excluding impact of acquisitions and dispositions:
Accounts receivable	(9.0)	21.0
Prepaid and other current assets	2.3	2.8
Other assets	(0.3)	(0.5)
Operating lease right-of-use assets	10.2	—
Operating lease liabilities	(10.2)	—
Accounts payable	(0.4)	(3.1)
Accrued expenses	(1.2)	2.6
Due to affiliates	—	(22.7)
Other liabilities	—	4.3
Net cash provided by operating activities	12.2	8.1
Cash flows from investing activities:
Purchases of property and equipment	(32.4)	(13.7)
Amounts received from affiliate	—	117.1
Net cash (used in) provided by investing activities	(32.4)	103.4
Cash flows from financing activities:
Repayment of long-term debt	(42.3)	(2.3)
Repayment of finance leases and other financing obligations	(11.7)	(17.1)
Proceeds from sales leaseback financing	10.0	—
Capital redemption	—	(97.9)
Proceeds from the exercise of warrants, net of redemptions	1.3	—
Proceeds from the exercise of the optional share purchase options	75.0	—
Net cash provided by (used in) financing activities	32.3	(117.3)
Effect of foreign currency exchange rates on cash	(4.4)	(1.3)
Net increase (decrease) in cash	7.7	(7.1)
Cash at beginning of period	52.4	120.7
Cash at end of period	$60.1	$113.6

Supplemental cash flow information:
Cash paid for income taxes, net	$0.7	$0.3
Cash paid for interest	$9.6	$25.6
Non-cash purchases of property and equipment	$2.8	$9.7

CYXTERA TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP RESULTS
(unaudited, in millions)

	Three Months Ended March 31,
	2022	2021
Net Loss to EBITDA Reconciliation:
Net loss	$(40.9)	(52.6)
Depreciation and amortization	62.3	60.6
Interest and other expenses, net	38.1	43.7
Income tax expense (benefit)	4.1	(12.9)
EBITDA	$63.6	$38.9
Transaction Adjustments
Equity-based compensation	3.4	1.8
Straight-line rent adjustment	0.6	1.1
Amortization of Favorable / Unfavorable Leasehold Interest & ARO accretion	0.9	0.9
Stand-up separation & other	0.6	3.1
Restructuring costs & other	1.3	10.3
Change in fair value of warrant liabilities	(11.8)	—
Total Adjustments	(5.0)	17.2
Transaction Adjusted EBITDA	$58.6	$56.1

Note: Numbers may not foot or cross-foot due to rounding
Press Contact:
Xavier Gonzalez
Cyxtera
xavier.gonzalez@cyxtera.com
IR Contact:
Greer Aviv
Cyxtera
IR@cyxtera.com